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Exhibit 99.3

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

        The following unaudited pro forma condensed financial information gives effect to IAC's acquisition, through its wholly-owned subsidiary Match.com ("Match"), of a controlling financial interest in Meetic S.A. ("Meetic") pursuant to its previously announced tender offer for the 73% of Meetic that it did not previously own (the "Meetic Acquisition"). The tender offer price was €15.00 per share. Following the completion of tender offer, IAC owned an 81% interest in Meetic and will consolidate Meetic's financial statements with effect from September 1, 2011.

        The unaudited pro forma condensed balance sheet gives effect to the transaction as if it had occurred on June 30, 2011. The unaudited pro forma condensed statements of operations assumes that the transaction had occurred on January 1, 2010. The unaudited pro forma condensed financial statements were prepared using:

  •
  the historical consolidated statement of operations for IAC for the year ended December 31, 2010;

  •
  the historical consolidated statement of operations for Meetic for the year ended December 31, 2010;

  •
  the historical consolidated statement of operations for IAC for the six months ended June 30, 2011;

  •
  the historical consolidated statement of operations for Meetic for the six months ended June 30, 2011;

  •
  the historical consolidated balance sheet for IAC as of June 30, 2011; and

  •
  the historical consolidated balance sheet for Meetic as of June 30, 2011.

        The unaudited pro forma condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if the Meetic Acquisition had occurred as of January 1, 2010 nor the financial position that would have been achieved if the Meetic Acquisition had occurred as of June 30, 2011. The unaudited pro forma financial information is also not necessarily indicative of future operating results or financial position.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

JUNE 30, 2011

(amounts in millions)

	IAC USD	Meetic EURO	Meetic USD	Subtotal USD	Pro Forma Adjustments USD	Notes	Total USD
			Converted @ FX rate of 1.4391
ASSETS
Cash and cash equivalents	$622.9	€39.2	$56.4	$679.3	$(2.5)	(c)	$765.4
					88.6	(e)
Marketable securities	289.0	—	—	289.0			289.0
Accounts receivable, net	126.9	8.6	12.4	139.3			139.3
Other current assets	110.3	17.8	25.6	135.9	13.2	(a)	149.1

Total current assets	1,149.1	65.6	94.4	1,243.5	99.3		1,342.8
Funds held in escrow for Meetic tender offer	360.6	—	—	360.6	(272.0)	(a)	—
					(88.6)	(e)
Property and equipment, net	261.1	3.1	4.5	265.6			265.6
Goodwill	1,077.5	193.4	278.3	1,355.8	17.8	(a)	1,373.6
Intangible assets, net	245.8	23.6	34.0	279.8	133.3	(a)	413.1
Long-term investments	255.9	21.7	31.2	287.1	(132.7)	(a)	116.5
					6.2	(a)
					(6.7)	(b)
					(37.4)	(d)
Other non-current assets	159.3	2.6	3.7	163.0			163.0

TOTAL ASSETS	$3,509.3	€310.0	$446.1	$3,955.4	$(280.8)		$3,674.6

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable, trade	$47.3	€9.7	$14.0	$61.3			$61.3
Deferred revenue	90.4	26.6	38.3	128.7	$(38.3)	(a)	90.4
Accrued expenses and other current liabilities	267.8	27.0	38.8	306.6	48.0	(a)	354.6

Total current liabilities	405.5	63.3	91.1	496.6	9.7		506.3
Long-term liabilities	575.7	6.7	9.6	585.3			585.3
Redeemable noncontrolling interests	56.5		—	56.5	(37.4)	(d)	19.1
				—
SHAREHOLDERS' EQUITY	2,471.6	240.0	345.4	2,817.0	(345.4)	(a)	2,563.9
					101.5	(a)
					(6.7)	(b)
					(2.5)	(c)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$3,509.3	€310.0	$446.1	$3,955.4	$(280.8)		$3,674.6

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

(amounts in millions, except per share amounts)

	IAC USD	Meetic EURO	Meetic USD	Subtotal USD	Pro Forma Adjustments USD	Notes	Total USD
			Converted @ FX rate of 1.32789
Revenue	$1,636.8	€186.0	$247.0	$1,883.8	$(31.0)	(g)	$1,852.8
Costs and expenses	1,587.0	151.8	201.6	1,788.6	26.6	(g)	1,814.7
					(0.5)	(j)

Operating income (loss)	49.8	34.2	45.4	95.2	(57.1)		38.1
Equity in (losses) income of unconsolidated affiliates	(25.7)	1.0	1.3	(24.4)	(1.3)	(f)	(24.3)
					1.4	(i)
Other (expense) income, net	(1.4)	(0.3)	(0.4)	(1.8)			(1.8)

Earnings (loss) from continuing operations before income taxes	22.7	34.9	46.3	69.0	(57.0)		12.0
Income tax provision (benefit)	32.1	13.0	17.3	49.4	(10.7)	(g)	30.0
					(9.2)	(g)
					0.5	(i)

(Loss) earnings from continuing operations	(9.4)	21.9	29.0	19.6	(37.6)		(18.0)
Net loss (earnings) attributable to noncontrolling interests	4.8	—	—	4.8	(0.3)	(f)	4.5

Net (loss) earnings from continuing operations attributable to IAC shareholders	$(4.6)	€21.9	$29.0	$24.4	$(37.9)		$(13.5)

Per share information attributable to IAC shareholders:
Basic (loss) earnings per share from continuing operations	$(0.04)						$(0.18)
Diluted (loss) earnings per share from continuing operations	$(0.04)						$(0.18)

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2011

(amounts in millions, except per share amounts)

	IAC USD	Meetic EURO	Meetic USD	Subtotal USD	Pro Forma Adjustments USD	Notes	Total USD
			Converted @ FX rate of 1.40321
Revenue	$945.6	€92.4	$129.7	$1,075.3			$1,075.3
Costs and expenses	850.1	84.0	117.9	968.0	$4.2	(g)	970.8
					(1.1)	(h)
					(0.3)	(j)

Operating income (loss)	95.5	8.4	11.8	107.3	(2.8)		104.5
Equity in (losses) income of unconsolidated affiliates	(10.6)	0.8	1.1	(9.5)	(1.1)	(f)	(13.8)
					(3.2)	(i)
Other income (expense), net	6.4	—	—	6.4			6.4

Earnings (loss) from continuing operations before income taxes	91.3	9.2	12.9	104.2	(7.1)		97.1
Income tax provision (benefit)	25.6	3.2	4.5	30.1	(1.4)	(g)	27.6
					(1.1)	(i)

Earnings (loss) from continuing operations	65.7	6.0	8.4	74.1	(4.6)		69.5
Net (earnings) loss attributable to noncontrolling interests	(0.9)	—	—	(0.9)	1.1	(f)	0.2

Net earnings (loss) from continuing operations attributable to IAC shareholders	$64.8	€6.0	$8.4	$73.2	$(3.5)		$69.7

Per share information attributable to IAC shareholders:
Basic earnings per share from continuing operations	$0.72						$0.78
Diluted earnings per share from continuing operations	$0.68						$0.73

IAC/INTERACTIVECORP AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

(amounts in millions, except per share amounts)

(a)
To reflect the Meetic Acquisition in the unaudited pro forma condensed balance sheet as if it had occurred as of June 30, 2011 and in the unaudited pro forma condensed statements of operations as if it had occurred as of January 1, 2010.

        The fair value of Meetic at the date of acquisition is as follows:

Purchase price per share	€15.0
Total shares outstanding	23.0

€344.8
Fair value of unvested stock awards attributable to pre-acquisition services	€4.7

Acquisition date fair value in Euros	€349.5
Exchange rate	1.45

Acquisition date fair value in US dollars	$506.2
Meetic's net assets at June 30, 2011	$345.4

Excess acquisition date fair value over net assets at June 30, 2011	$160.8

Meetic's fair value consists of the following components:
Cash Match paid for shares of Meetic pursuant to the tender offer	$272.0
Fair value of Match's previously held investment in Meetic accounted for under the equity method of accounting	132.7
Noncontrolling interest	101.5

Total	$506.2

Allocation of the fair value in excess of net assets:
Adjustment to deferred income tax assets	$13.2
Adjustment to indefinite-lived intangible assets	98.2
Adjustment to definite-lived intangible assets	35.1
Adjustment to long-term investments	6.2
Write-off of deferred revenue	38.3
Adjustment to deferred income tax liabilities	(48.0)
Adjustment to goodwill	17.8

Excess acquisition date fair value over net assets at June 30, 2011	$160.8

(b)
To adjust the carrying value of Match's investment in Meetic accounted for under the equity method to fair value based upon the tender offer price of €15.00 per share.

(c)
To record the payment of Match's transaction costs that were incurred subsequent to June 30, 2011.

(d)
To eliminate Meetic's equity method investment and Match's redeemable non-controlling interest in their jointly owned Latin American venture.

(e)
To reflect the transfer of unused escrow funds back to unrestricted cash upon the expiration of Match's tender offer.

IAC/INTERACTIVECORP AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS (Continued)

(amounts in millions, except per share amounts)

(f)
To reverse the equity income recorded by Meetic and the noncontrolling interest recorded by Match related to their jointly owned Latin American venture.

(g)
To record the effect of the write-off of Meetic's deferred revenue and the amortization of intangibles recorded in connection with the Meetic Acquisition and related income tax effects. The write-off of the deferred revenue is based on the deferred revenue balance at January 1, 2010.

(h)
To reverse the statement of operations impact of transaction costs incurred by Match during the six months ended June 30, 2011.

(i)
To reverse Match's equity in income of Meetic and related income tax effects.

(j)
To record the effects of a fair value adjustment to Meetic's stock awards as of January 1, 2010.

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  Exhibit 99.3
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED BALANCE SHEET JUNE 30, 2011 (amounts in millions)
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (amounts in millions, except per share amounts)
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2011 (amounts in millions, except per share amounts)
IAC/INTERACTIVECORP AND SUBSIDIARIES NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS (amounts in millions, except per share amounts)